Exhibit 99

   Roto-Rooter Inc. Revises Accounting for Yellow Pages Advertising;
               No Effect on Cash Flows from Operations

    CINCINNATI--(BUSINESS WIRE)--Oct. 31, 2003--Roto-Rooter Inc. (NYSE:RRR) (OTCBB:CHEQP) today announced that it is restating results for 2000, 2001, 2002, and the nine months ended September 30, 2003, in order to revise its accounting for deferred advertising.
    Roto-Rooter, in consultation with its independent accountants, PricewaterhouseCoopers LLP, reevaluated its accounting for certain advertising costs and revised its accounting to discontinue the practice of capitalizing and then amortizing the cost of Yellow Pages advertising.
    Roto-Rooter had spread Yellow Pages costs over the period directories were in circulation, typically 12 months. Roto-Rooter will now expense the cost of all such directory advertising as the books are distributed.
    The effects of this noncash charge will be to reduce net earnings for the years 2000, 2001, and 2002 by $613,000, $1,810,000, and
$732,000, respectively, and to increase net earnings by $1,210,000 for the nine months ended September 30, 2003.
    Roto-Rooter President and Chief Executive Officer Kevin J. McNamara said, "Roto-Rooter has accounted for Yellow Pages directory costs in the manner that the company thought best reflected the results of our operations. We have consistently amortized Yellow Pages costs over the 12-month circulation period since the current rules on deferred advertising went into effect in 1995. This development will have no impact on reported cash flows from operations. Roto-Rooter will merely recognize the cost of Yellow Pages directories when the books are initially distributed instead of spreading the cost over the circulation period for each book."
    Following are Roto-Rooter's financial data for the restated periods. The company intends to file amended financial statements promptly.

    Roto-Rooter Inc. (www.RotoRooter.com), headquartered in Cincinnati, is a New York Stock Exchange-listed corporation operating in the residential and commercial repair-and-maintenance-service industry through two wholly owned subsidiaries. Roto-Rooter is North America's largest provider of plumbing and drain cleaning services. Service America Network Inc. provides major-appliance and heating/air-conditioning repair, maintenance, and replacement services.

    Statements in this press release or in other Roto-Rooter communications may relate to future events or Roto-Rooter's future performance. Such statements are forward-looking statements and are based on present information Roto-Rooter has related to its existing business circumstances. Investors are cautioned that such forward-looking statements are subject to inherent risk that actual results may differ materially from such forward-looking statements. Further, investors are cautioned that Roto-Rooter does not assume any obligation to update forward-looking statements based on unanticipated events or changed expectations.


Roto-Rooter, Inc.
Restated Net Income/(Loss)
For the Nine Months Ended September 30, 2003 and 2002
For the Three Years Ended December 31, 2002, 2001 and 2000
(in thousands, except earnings per share)

                                            2003
                       -----------------------------------------------
                          For the Three Months Ended     For the Nine
                       --------------------------------  Months Ended
                       March 31   June 30  September 30  September 30,
                       --------   -------- ------------  -------------
Net Income
 Previously reported   $ 2,553    $  2,792    $ 3,216     $ 8,561
 Reduced/(additional)
  advertising expense,
  net of tax             1,004         508       (302)      1,210
                       -------    --------    -------     -------
 As restated           $ 3,557    $  3,300    $ 2,914     $ 9,771
                       =======    ========    =======     =======
Earnings Per Share
 Previously reported   $  0.26    $   0.28    $  0.32     $  0.86
                       =======    ========    =======     =======
 As restated           $  0.36    $   0.33    $  0.29     $  0.99
                       =======    ========    =======     =======
 Average Shares
  Outstanding            9,890       9,908      9,941       9,913
                       =======    ========    =======     =======
Diluted Earnings Per
 Share
 Previously reported   $  0.26    $   0.28    $  0.32     $  0.86
                       =======    ========    =======     =======
 As restated           $  0.36    $   0.33    $  0.29     $  0.98
                       =======    ========    =======     =======
 Average Shares
  Outstanding            9,903(a)    9,942(a)   9,988(a)    9,940(a)
                       =======    ========    =======     =======


                                            2002
                       -----------------------------------------------
                          For the Three Months Ended     For the Nine
                       --------------------------------  Months Ended
                       March 31   June 30  September 30  September 30,
                       --------   -------- ------------  -------------

Net Income
 Previously reported   $ 4,672    $  4,569    $ 7,107     $16,348
 Reduced/(additional)
  advertising expense,
  net of tax               902         410       (242)      1,070
                       -------    --------    -------     -------
 As restated           $ 5,574    $  4,979    $ 6,865     $17,418
                       =======    ========    =======     =======
Earnings Per Share
 Previously reported   $  0.47    $   0.46    $  0.72     $  1.66
                       =======    ========    =======     =======
 As restated           $  0.57    $   0.51    $  0.70     $  1.77
                       =======    ========    =======     =======
 Average Shares
  Outstanding            9,843       9,857      9,861       9,854
                       =======    ========    =======     =======
Diluted Earnings Per
 Share
 Previously reported   $  0.47    $   0.46    $  0.72     $  1.65
                       =======    ========    =======     =======
 As restated           $  0.56    $   0.50    $  0.70     $  1.76
                       =======    ========    =======     =======
 Average Shares
  Outstanding -
  previously reported    9,883(a)    9,898(a)   9,867(a)    9,882(a)
                       =======    ========    =======     =======
 Average Shares
  Outstanding -
  restated              10,267       9,898(a)   9,867(a)    9,882(a)
                       =======    ========    =======     =======

                        For the Years Ended December 31,
                        --------------------------------
                         2002        2001       2000
                        -------    --------    -------

Net Income/(Loss)
 Previously reported    $(1,813)   $(10,375)   $20,584
 Additional
  advertising
  expense, net of tax      (732)     (1,810)      (613)
                        -------    --------    -------

 As restated            $(2,545)   $(12,185)   $19,971
                        =======    ========    =======
Earnings/(Loss) Per
 Share
 Previously reported    $ (0.18)   $  (1.07)   $  2.09
                        =======    ========    =======
 As restated            $ (0.26)   $  (1.25)   $  2.03
                        =======    ========    =======
 Average Shares
  Outstanding             9,858       9,714      9,833
                        =======    ========    =======
Diluted Earnings/(Loss)
 Per Share
 Previously reported    $ (0.18)   $  (1.07)   $  2.07
                        =======    ========    =======
 As restated            $ (0.26)   $  (1.25)   $  2.01
                        =======    ========    =======
 Average Shares
  Outstanding -
  previously reported     9,858(a)    9,714(a)  10,305
                        =======    ========    =======
 Average Shares
  Outstanding -
  restated                9,858(a)    9,714(a)   9,927(a)
                        =======    ========    =======

----------------------
(a) The impact of the convertible preferred securities has been excluded because it is antidilutive on earnings per share from continuing operations for the periods indicated.

    CONTACT: Roto-Rooter Inc.
             Timothy S. O'Toole, 513-762-6702